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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):

August 14, 2002

EXCO RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Texas (State of incorporation)	0-9204 (Commission File No.)	74-1492779 (IRS Employer Identification No.)
6500 Greenville Avenue Suite 600, LB 17 Dallas, Texas (Address of principal executive offices)		75206 (Zip Code)

        Registrant's telephone number, including area code: (214) 368-2084

Item 9. Regulation FD Disclosure.

        Attached as Exhibit 99.1 is the certification of Douglas H. Miller, our Chairman of the Board and Chief Executive Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of J. Douglas Ramsey, our Vice President and Chief Financial Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 on August 14, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.
Dated: August 14, 2002	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Certification of Douglas H. Miller, Chairman of the Board and Chief Executive Officer of EXCO Resources, Inc., dated August 14, 2002, relating to EXCO's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.
99.2
Certification of J. Douglas Ramsey, Vice President and Chief Financial Officer of EXCO Resources, Inc., dated August 14, 2002, relating to EXCO's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002.

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SIGNATURES
EXHIBIT INDEX